                                                                EXHIBIT 10.11(b)


 ===============================================================================



                  CONSENT, AMENDMENT AND ASSUMPTION AGREEMENT
                         DATED AS OF DECEMBER 31, 1996


                                       TO
                                       --


                        PURCHASE AND SERVICING AGREEMENT
                          DATED AS OF DECEMBER 1, 1994
                                     AMONG
                             AK STEEL CORPORATION,
                          AS ORIGINATOR AND SERVICER,
                           AK STEEL RECEIVABLES INC.,
                                 AS TRANSFEROR
                          THE PURCHASERS PARTY THERETO
                                      AND
                     PNC BANK, OHIO, NATIONAL ASSOCIATION,
           AS L/C ISSUING BANK, AS LENDER UNDER SWING LINE ADVANCES,
                        AND AS AGENT FOR THE PURCHASERS


                                     AND TO
                                     ------


                         RECEIVABLES PURCHASE AGREEMENT
                          DATED AS OF DECEMBER 1, 1994
                                    BETWEEN
                              AK STEEL CORPORATION
                                      AND
                           AK STEEL CORPORATION, INC.



================================================================================

        This CONSENT, AMENDMENT and ASSUMPTION AGREEMENT (the "Amendment"),
                                                               ---------
dated as of December 31, 1996, is made among AK STEEL CORPORATION ("AK Steel"),
                                                                    --------
as Originator and Servicer, AK STEEL RECEIVABLES INC. ("AKR"), as the original
                                                        ---
Buyer and the original Transferor, AK ACQUISITION RECEIVABLES LTD., an Ohio limited liability corporation, the name of which will be changed to AK Steel Receivables Ltd. ("AK LTD"), AKSR INVESTMENTS, INC., an Ohio corporation, which
                   ------
is the managing member of AK Ltd. (the "Managing Member"), the Purchasers party
                                        ---------------
hereto, and PNC BANK, OHIO, NATIONAL ASSOCIATION ("PNC"), as L/C Issuing Bank,
                                                   ---
as lender under Swing Line Advances, and Agent for the Purchasers (the "Agent").
                                                                        -----


                                   BACKGROUND


     A. AK Steel and AKR have entered into a Receivables Purchase Agreement dated as of December 1, 1994 (as heretofore amended, the "Receivables Purchase
                                                          --------------------
Agreement") pursuant to which AK Steel agreed to sell, and AKR agreed to
---------
purchase, certain Transferor Receivables and related Transferor Assets originated by AK Steel.

     B. AK Steel, AKR, the Purchasers party thereto, PNC and the Agent have entered into the Purchase and Servicing Agreement dated as of December 1, 1994 (as heretofore amended, the "Purchase and Service Agreement"), pursuant to which
                             ------------------------------
AKR agreed to sell, and the Purchasers agreed to purchase, Undivided Fractional Interests in such Transferor Receivables and related Transferor Assets;

     C. AK LTD. and AKR have entered into an Agreement and Plan of Merger, dated as of December 27, 1996, a copy of which is attached hereto as Schedule I (the "Merger Agreement"), pursuant to which AK Ltd. and AKR will merge (the
      ----------------
"Merger"), with AK Ltd. being the surviving entity from such Merger.
-------

     D. The parties hereto wish to amend the Receivables Purchase Agreement and the Purchase and Servicing Agreement as provided below.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     SECTION 1.  Definitions.  Except as otherwise defined herein, capitalized
                 -----------
terms shall have the meanings set forth in the Receivables Purchase Agreement and the Purchase and Servicing Agreement.

     SECTION 2.  Consent.  Each of AK Steel, AKR, AK Ltd., the Managing Member,
                 -------
PNC Bank, Ohio, National Association (in all its capacities set forth on the signature pages hereto) and each Purchaser consents to:

          (a) the consummation of the Merger of AKR with and into AK Ltd., with AK Ltd. being the surviving entity, pursuant to the Merger Agreement; and

          (b) the assumption by AK Ltd. of all the rights and obligations of AKR under the Receivables Purchase Agreement, the Purchase and Servicing Agreement and the other Transaction Documents.

     SECTION 3.  Assumption by AK Ltd. of All Rights and Obligations of AKR.
                 ----------------------------------------------------------
(a) Effective upon the consummation of the Merger, AK Ltd. hereby assumes all rights and obligations of AKR under the Receivables Purchase Agreement, the Purchase and Servicing Agreement and all other Transaction Documents, and agrees to be bound by the Transaction Documents and to perform all obligations of AKR under the Transaction Documents as if all references to AKR in the Transaction Documents, whether in the capacity of "Transferor", "Buyer", or otherwise, were references to AK Ltd. in such respective capacity.

     (b) Without limiting the foregoing:

          (i) AK Steel hereby agrees from and after the effective time of the Merger, to sell, assign and transfer to AK Ltd., and AK Ltd. agrees to purchase and accept from AK Steel, during the Effective Period (without recourse except as specifically provided in the Receivables Purchase Agreement) and on the terms and conditions of the Receivables Purchase Agreement as amended hereby, all right, title and interest of AK Steel in, to and under

               (A) all Receivables created from time to time until termination of the Effective Period; and

               (B) a corresponding interest in all of the Related Assets.

          (ii) AK Ltd. hereby sells, transfers, assigns, sets over and otherwise conveys the Transferred Assets to the Purchasers, without recourse except as expressly provided in the Purchase and Servicing Agreement, and on the terms and conditions set forth in the Purchase and Servicing Agreement as amended hereby.

          (iii) To secure the prompt and complete payment when due of the interest, fees, indemnities, Swing Line Advances, Letter of Credit reimbursement obligations, expenses and all other Obligations and amounts owed under the Purchase and Servicing Agreement or in connection herewith, AK Ltd. hereby assigns and pledges to the Agent, on behalf of the Purchaser Parties, as their interests may appear, and on the terms and conditions set forth in Section 18 of the Purchase and Servicing Agreement a security interest in and Lien on all of AK Ltd.'s right, title and interest in and to the Collateral, whether now owned or existing or hereafter arising or acquired and wheresoever located.

     SECTION 4.  Certain Amendments.
                 ------------------

     SECTION 4.1  Amendments to Receivables Purchase Agreement.
                  --------------------------------------------

     (A) Section 4.5(a) of the Receivables Purchase Agreement is amended to read in full as follows:

          "(a)   Legal Existence.  The Buyer is a limited liability company duly
                 ---------------
     organized and validly existing in the State of Ohio incorporation and is duly qualified to transact business in each jurisdiction in which failure to so qualify would have a material adverse effect on the Buyer's ability to perform its obligations under this Agreement and the Transaction Documents to which it is a party."

     (B) Section 4.5(b) of the Receivables Purchase Agreement is amended to add the words "and other" after the word "corporate".

     (C) Section 4.6(a) of the Receivables Purchase Agreement is amended to read in full as follows:

          "(a)  Legal Status.  Preserve its legal status and franchises and pay
                ------------
     all taxes and annual fees in connection therewith."

     SECTION 4.2  Amendments to Article IX of Purchase and Servicing Agreement.
                  ------------------------------------------------------------

     (A) Section 1.01 of the Purchase and Servicing Agreement is amended to change clause (iii) of the definition of Change of Control to read in full as follows:

          "(iii)(A) Holding fails to own 100% of the stock of AK Steel or (B) AK Steel fails to own 100% of the stock of each of the Managing Member and AKS Investments, Inc. free and clear of any Lien except for a Lien in favor of a lender that has executed and delivered an intercreditor agreement as required by Section 11.04(r); or (C) either of Managing Member or AKS
                 ----------------
     Investments, Inc. ceases to be a Member of Transferor, or Managing Member and AKS Investments, Inc. cease to be the only members and Interest Holders (as defined in the Operating Agreement of AK Ltd.) of Transferor, provided,
                                                                       --------
     however, that it shall not be deemed a Change in Control if Holding merges
     -------
     into AK Steel except that, in such case, AK Steel shall be substituted for Holding for purposes of this definition of "Change in Control" and clause
     (iii)(A) shall no longer be applicable."

     (B) Section 9.01 of the Purchase and Servicing Agreement is amended to insert the words "and the Managing Member each" after the word "Transferor" in the preamble thereof.

     (C) Sections 9.01(a) and 9.01(b) of the Purchase and Servicing Agreement are amended to read in full as follows:

         "(a) Organization and Good Standing.  The Transferor is a limited
              ------------------------------
     liability company and the Managing Member is a corporation, in each case duly organized, validly existing and in good standing under the laws of the State of Ohio, and each of them has full corporate or other power and authority to own its properties and conduct its business as presently owned or conducted, and to execute, deliver and perform its obligations under the Transaction Documents to which it is a party.

          (b) Due Qualification.  The Transferor is duly qualified to do
              -----------------
     business and is in good standing as a limited liability company or foreign limited liability company, and the Managing Member is duly qualified to do business and is in good standing as a corporation or foreign corporation, as applicable, and each of the Transferor and the Managing Member has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would have a material adverse effect on the Transferor's or Managing Member's ability to perform its obligations hereunder or under the Receivables Purchase Agreement."

     (D) Section 9.01(c) of the Purchase and Servicing Agreement is amended to insert the words "and the Managing Member" after the word "Transferor" wherever it appears therein, and to insert the words "or other" after the word "corporate" therein.

     (E) Section 9.01 of the Purchase and Servicing Agreement is further amended to add the following subsection (p) after Section 9.01(o):

          "(p) Each of the warranties set forth in this Section 9.01 (other than Section 9.01(a), (b) and (c)) are true and correct with respect to the
          ----------------------------
     Managing Member as if the words "Managing Member" and "Managing Member's" were substituted for the words "Transferor" and "Transferor's", respectively, therein."

     (F) Section 9.02 of the Purchase and Servicing Agreement is amended to insert the words "and the Managing Member" after the word "Transferor" in the title and the preamble of said Section 9.02.
                               ------------

     (G) Section 9.03 of the Purchase and Servicing Agreement is amended to change the title and preamble thereof to read as follows:

          "Section 9.03  Negative Covenants of the Transferor and Managing
                         -------------------------------------------------
     Member.  The Transferor and the Managing Member each hereby jointly and
     ------
     severally covenants that, until this Agreement has been terminated pursuant to Section 15.01:"
        -------------

     (H) Section 9.03(b) of the Purchasing and Servicing Agreement is amended to read in full as follows:

          "(b)   Preservation of Existence.  The Managing Member and Transferor
                 -------------------------
     each will preserve and maintain its existence, rights, franchises and privileges, as a corporation or limited liability company as the case may be, and qualify and remain qualified in good standing as a foreign corporation or limited liability company as the case may be, in each jurisdiction where the failure to maintain such qualification would materially and adversely affect (i) the interests of the Purchaser Parties in the Transferred Assets, (ii) the collectibility of the Transferor Receivables or (iii) the ability of the Transferor to perform its obligations hereunder or under the Receivables Purchase Agreement."

     (I) Section 9.03(e) of the Purchase and Servicing Agreement is amended to change the words "Transferor" and "Transferor's", wherever they appear, to "Managing Member" and "Managing Member's", respectively.

     (J) Section 9.03(j) of the Purchase and Servicing Agreement is amended to read in full as follows:

          "(j)   Litigation, etc.  The Transferor and Managing Member shall
                 ---------------
     notify the Agent immediately if it becomes aware of (i) any previously undisclosed litigation, investigation or proceeding against the Transferor, the Managing Member, the Originator or the Servicer, or otherwise affecting the Originator's, the Managing Member's or the Transferor's property or its interest therein (but only, in the case of the Originator or the Servicer, if such litigation, investigation or proceeding is reasonably likely to have a material adverse effect on the Originator or the Servicer) and (ii) any material adverse development in previously disclosed litigation."

     (K) Section 9.04 of the Purchase and Servicing Agreement is amended to change the title and preamble thereof to read as follows:

          "Section 9.04 Negative Covenants of the Transferor and Managing
                        -------------------------------------------------
     Member. The Transferor and the Managing Member each hereby jointly and severally covenants that, until this Agreement has been terminated pursuant to Section 15.01:"
        -------------

     (L) Section 9.04(e) of the Purchase and Servicing Agreement is amended to read in full as follows:

          "(e)   Investments.  The Transferor and the Managing Member will not
                 -----------
     make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, partnership or joint venture, or otherwise) in, any Affiliate or any other Person except for (1) in the case of Transferor, purchases of Transferor Receivables pursuant to the terms of the Receivables Purchase Agreement and investments in Eligible Investments in accordance with the terms of this Agreement and (2) in the case of the Managing Member, its membership in the Transferor."

     (M) Section 9.04(g) of the Purchase and Servicing Agreement is amended to read in full as follows:

          "(g)  Change in Name.  The Managing Member and the Transferor will not
                --------------
     (i) make any change to its respective corporate or limited liability company name or principal place of business or use any tradenames, fictitious names, assumed names or "doing business as" names or (ii) change its jurisdiction of organization."

     (N) Section 9.04(i) of the Purchase and Servicing Agreement is amended to read in full as follows:

          "(i)  Organization.  The Managing Member will not amend its
                ------------
     certificate of incorporation or bylaws, and the Transferor will not amend its articles of organization or its operating agreement."

     (O) Section 9.04(j) of the Purchase and Servicing Agreement is amended to read in full as follows:

          "(j)  Maintenance of Separate Existence.  The Transferor and the
                ---------------------------------
     Managing Member each will not (i) fail to do all things necessary or appropriate to maintain Managing Member's existence as a corporation, and Transferor's existence as a limited liability company, separate and apart from each other and from AK Steel and any Affiliate of AK Steel or of the Managing Member or Transferor, including conducting business correspondence in its own name, holding regular meetings of, or obtaining regular written consents from, as the case may be, its members, shareholders and Board of Directors and maintaining appropriate books and records; (ii) suffer any limitation on the authority of its own members, directors and officers to conduct its business and affairs in accordance with their independent business judgment, or authorize or suffer any Person other than its own members, directors and officers to act on its behalf with respect to matters (other than matters customarily delegated to others under powers of attorney) for which a limited liability company's or corporation's own members, directors and officers would customarily be responsible; (iii) fail to (A) maintain or cause to be maintained by its agent under its own control physical possession of all its books and records, (B) maintain capitalization adequate for the conduct of its business, (C) account for and mange its liabilities separately from those of any other Person, including payment of all payroll and other administrative expenses and taxes from its own assets, (D) segregate and identify separately all of its assets from those of any other Person, and (E) maintain offices through which its business is conducted separate from those of AK Steel and any Affiliates of AK Steel or of the Managing Member and Transferor (provided that, to the extent that the Managing Member and Transferor and any of their Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs and expenses among them, and each such entity shall bear its fair share of such expenses); or (iv) commingle its funds with those of AK Steel or any affiliate of AK Steel or of the Transferor or Managing Member, or use its funds for other than the Transferor's or Managing Member's (as the case may be) uses."

     (P) Section 9.04(k) of the Purchase and Servicing Agreement is amended to read in full as follows:

          "(k)   Ownership Merger.  Neither the Managing Member nor the
                 ----------------
     Transferor will (i) sell any membership interest or any shares of any class of its stock or any interest therein to any Person (other than in the case of the Managing Member, to AK Steel, and in the case of Transferor, to Managing Member and to AKS Investments, Inc., an Ohio corporation so long as AKS Investments, Inc. shall remain a wholly owned subsidiary of AK Steel), or enter into any transaction of merger or consolidation or convey or otherwise dispose of any substantial portion of its assets (except as contemplated herein), or purchase or redeem any membership interest or any shares of its stock; or (ii) terminate, liquidate or dissolve itself (or suffer any termination, liquidation or dissolution); or (iii) permit the pledge of its membership interest or any capital stock (provided that AK Steel may pledge the Subordinated Note (as such term is defined in the Receivables Purchase Agreement) of the Transferor or the stock of the Managing Member in connection with a financing, but only if subject to an intercreditor agreement as contemplated by Section 11.04(r), or (iv)
                                                ----------------
     acquire or permit any of its shares of capital stock to be acquired by any Person other than AK Steel."

     (Q) Section 9.04(l) of the Purchase and Servicing Agreement is amended to read in full as follows:

          "(l)  Restricted Payments.  The Transferor will not purchase or redeem
                -------------------
     any membership or other equity interests of the Transferor, declare or pay any dividends or other payments thereon, make any distribution to members or set aside any funds for any such purpose, or prepay, purchase or redeem any subordinated indebtedness (including any amounts outstanding on the Subordinated Note) if, after giving effect to such purchase, redemption, declaration, payment, distribution, allocation or prepayment (i) the Tangible Net Worth of the Transferor would be less than $20,000,000 or (ii) any Early Amortization Event or Potential Early Amortization Event shall have occurred and be continuing."

     (R) Section 9.04 of the Purchase and Servicing Agreement is further amended to add the following new clause (p) at the end of Section 9.04:

          "(p)  The Managing Member will perform all the covenants set forth in
     Section 9.04(a), (b), (c), (d), (f), (h), (1), and (o) as if all references to the Transferor contained in such sections were references to the Managing Member.

     SECTION 4.3  Amendments to Article X of Purchasing and Servicing Agreement.
                  -------------------------------------------------------------

     (A) Sections 10.01(a), (b), (c) and (d), of the Purchase and Servicing Agreement are amended the insert the words ", the Managing Member" after the word "Transferor" wherever it appears.

     (B) Section 10.01(l) and (o) of the Purchase and Servicing Agreement are amended to insert the words "or the Managing Member" after the words "Transferor" wherever it appears.

     (C) Section 10.01(n) of the Purchase and Servicing Agreement is amended to read in full as follows:

          "(n) any Change of Control shall occur with respect to AK Steel, Holding, AKS Investments, Inc., the Managing Member or the Transferor; or"

     SECTION 4.4  Other Amendments to Purchase and Servicing Agreement.
                  ----------------------------------------------------

     (A) Section 11.04(r) of the Purchase and Servicing Agreement is amended to change the word "Transferor" in the second paragraph thereof to "Managing Member" and to insert in subsection (ii) thereof, in front of the word "Transferor", the words "Managing Member or the".

     (B) The title of Article XIV of the Purchase and Servicing Agreement, and
Section 14.01 thereof, are each hereby amended to insert the words "and the Managing Member" after the word "Transferor".

     (C) Section 15.01 of the Purchase and Servicing Agreement is amended to insert the words ", the Managing Member" after the word "Transferor" in the first line thereof.

     (D) Section 17.05 of the Purchase and Servicing Agreement is amended to change the words "in the case of the Transferor, to AK Steel Receivables Inc." in clause (i) thereof to read "in the case of the Transferor, to AK Steel Receivables Ltd., and to add after the words "National Corporate Banking" the words "and (iv), in the case of the Managing Member, to AKSR Investments, Inc., 703 Curtis Street, Middletown, Ohio 45053, Attention: Treasurer,"

     (E) Section 17.07 of the Purchase and Servicing Agreement is hereby amended to insert the words "or the Managing Member" after the word "Transferor".

     SECTION 5.  Representations and Warranties.  Each of AK Steel, AKR, AK Ltd.
                 ------------------------------
and the Managing Member represents and warrants to the Agent and each Purchaser that:

          (a) the execution and delivery by it of this Amendment, and the performance of its obligations under the Receivables Purchase Agreement and the Purchase and Servicing Agreement, as modified by this Amendment, are within its corporate powers or its power as a limited liability company as the case may be, have been duly authorized by all necessary corporate and other action, have received all necessary governmental and other consents and approvals, and do not and will not contravene or conflict with or violate any Requirements of Law applicable to AK Steel, AKR, AK Ltd., the Managing Member or their respective property or conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which AK Steel, AKR, AK Ltd., or the Managing Member is a party or by which either of them or their properties are bound,

          (b) this Amendment has been duly executed and delivered by it, and the Receivables Purchase Agreement and the Purchase and Servicing Agreement, as amended hereby, is its legal, valid and binding obligation, enforceable against it in accordance with its terms,

          (c)(1) the representations and warranties made by it in the Transaction Documents, without giving effect to this Amendment, are true and correct immediately prior to the Merger as though made at such time, except to the extent that they specifically relate to an earlier date, and
     (ii) the representations and warranties made by it in the Transaction Documents, after giving effect to this Amendment, will be true and correct immediately after the Merger, and

          (d) after giving effect to this Amendment, no Early Amortization Event or Potential Early Amortization Event shall exist.

     SECTION 6.   Effectiveness.  This Agreement (other than Sections 3, 4 and
                  -------------
7(c)) will become effective on the date when the Agent shall have received the following:

          (a) Counterparts of this Amendment executed by AK Steel, AKR, AK Ltd., the Managing Partner, PNC Bank, Ohio, National Association, and Purchasers constituting a Majority in Interest;

          (b) Certified resolutions of the Board of Directors of each of AKR, AKS Investments, Inc. and the Managing Member and certified shareholder consents of AKR and the Managing Member authorizing execution, delivery and performance of this Amendment;

          (c) Certified consents of all the members of AK Ltd. authorizing the execution, delivery and performance of this Amendment;

          (d) A copy of the Certificate of Incorporation of the Managing Member, certified by its Secretary;

          (e) A copy of the Articles of Organization of AK Ltd., certified by the Managing Member;

          (f) Certificates of the Secretary of State of Ohio as to the good standing of AK Ltd. and the Managing Member;

          (g) A certificate of the Secretary of the Managing Member, dated as of December 31, 1996, and certifying (i) that attached thereto is a true and complete copy of the bylaws of the Managing Member as in effect on the date of such certification, (ii) that attached thereto are a true and complete copy of the Operating Agreement of AK Ltd., and (iii) as to the incumbency of the officers of the Managing Member and AK Ltd., executing this Agreement and any other documents contemplated hereunder, and appropriate evidence of the incumbency of such Secretary or Assistant Secretary;

          (h) Certificate of the Secretary or Assistant Secretary of each of AK Steel, AKR, AKS Investments, Inc., and the Managing Member, dated the Closing Date, and certifying as to the incumbency of the officers of such Persons executing this Agreement and any other documents contemplated hereunder, and appropriate evidence of the incumbency of such Secretary or Assistant Secretary;

          (i) A financing statement relating to the Transferred Assets, naming AK Steel as seller debtor and AK Ltd. as purchaser/secured party, to be filed with the Ohio Secretary of State and the Recorder of Butler County, Ohio;

          (j) A financing statement relating to the Transferred Assets, naming AK Ltd. as seller/debtor and the Purchasers as purchasers/secured parties, to be filed with the Ohio Secretary of State and the Recorder of Butler County, Ohio;

          (k) Amendments, in form UCC-3 or other appropriate form, to all financing statements which were filed with the Secretary of State of Ohio or Recorder of Butler County, Ohio in connection with the original closing of the Transaction Documents, whether as secured party/purchaser or as debtor/seller as the case may be, showing the change of name and corporate structure of AKR to AK Ltd;

          (l) Opinions of Joseph W. Plye, Esq., counsel to AK Steel, AKR, AK Ltd., and the Managing Member in the form set forth in Exhibit A hereto; and

          (m) Opinions of Frost & Jacobs, counsel to AK Steel, AKR, AK Ltd., and the Managing Member, in the forms set forth in Exhibits B and C hereto.

     Section 3 and 4 and 7(c) hereof will become effective upon consummation of the Merger. Promptly after consummation of the Merger AK Steel and AK Ltd. will deliver to the Agent (A) certified copies of the Merger Agreement and the certificate of merger and name change applicable to the Merger and the name change of AK Ltd., and (B) a letter of Frost & Jacobs addressed to the Agent and the Purchasers confirming that the Merger has occurred and that the name of AK Ltd. has been changed from AKS Acquisition Receivables Ltd. to AK Steel Receivables Ltd.

     If the Merger has not occurred on or before January 31,1997, this Amendment will be null and void and of no further effect.

     SECTION 7.   Miscellaneous.   (a)   THIS AMENDMENT SHALL BE GOVERNED BY,
                  -------------
AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF OHIO.

     (b) This Amendment may be executed in any number of counterparts and by the different Parties in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which together shall constitute one and the same agreement.

     (c) Any reference to the Receivables Purchase Agent, the Purchase and Servicing Agreement or any other Transaction Document contained in any notice, request, certificate or other document executed in connection herewith shall be deemed to be a reference to such Transaction Document as amended or modified hereby. Except as expressly modified hereby, the Transaction Documents hereby are ratified and confirmed by AK Steel, AKR, AK Ltd. and the Managing Member and remain in full force and effect.

     (d) Each of AK Steel, AK Ltd. and the Managing Member agree to take any and all steps and to execute and deliver any and all documents and instruments, which may be reasonably requested by the Agent in order to reflect the Merger and the assumption by AK Ltd. of the right and obligations of AKR under the Transaction Documents, including without limitation the execution of amendments or replacements to the Swing Note, the Subordinated Note, any and all financing statements, and any and all Collection Account Letters, lockbox agreements, Cash Collateral Account agreements, Concentration Account Letters and other documents and instruments as the Agent may reasonably request.

     IN WITNESS WHEREOF, the Parties have caused their duly authorized officers to execute this Amendment as of the day and year first above written.


                              AK STEEL CORPORATION,
                                 as Originator and Servicer


                              By: __________________________________
                                  Name: ____________________________
                                  Title: ___________________________


                              AK STEEL RECEIVABLES INC.,
                                 as Original Buyer and Transferor


                              By: __________________________________
                                  Name: ____________________________
                                  Title: ___________________________

                              AK ACQUISITION RECEIVABLES LTD. (the name of which is to be changed to AK Steel Receivables Ltd.
                                 By AKSR INVESTMENTS, INC., its Managing
                                      Member


                              By: __________________________________
                                  Name: ____________________________
                                  Title: ___________________________


                              and By:  AKS INVESTMENTS, INC.
                                 its only other Member


                              By: __________________________________
                                  Name: ____________________________
                                  Title: ___________________________


                              AKSR INVESTMENTS, INC.,
                                 as Managing Member


                              By: __________________________________
                                  Name: ____________________________
                                  Title: ___________________________


                              PNC BANK, OHIO, NATIONAL ASSOCIATION,
                                 as L/C Issuing Bank, as lender under Swing Line Advances, and as Agent for the Purchasers


                              By: __________________________________
                                  Name: ____________________________
                                  Title: ___________________________

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

                              NBD BANK, N.A., as a Purchaser


                              By: __________________________________
                                  Name: ____________________________
                                  Title: ___________________________


                              COMERICA BANK, as a Purchaser


                              By: __________________________________
                                  Name: ____________________________
                                  Title: ___________________________


                              KEY BANK, NATIONAL ASSOCIATION (formerly
                                 called Society National Bank), as a Purchaser


                              By: __________________________________
                                  Name: ____________________________
                                  Title: ___________________________


                              THE FIFTH THIRD BANK, as a Purchaser


                              By: __________________________________
                                  Name: ____________________________
                                  Title: ___________________________


                              STAR BANK, NATIONAL ASSOCIATION, as a
                                 Purchaser


                              By: __________________________________
                                  Name: ____________________________
                                  Title: ___________________________

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